UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 26, 2023

Jacobs Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7463	88-1121891
(State or other jurisdiction of incorporation or organization)	(SEC File No.)	(IRS Employer Identification No.)

1999 Bryan Street, Suite 1200

Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

Registrant’s telephone number (including area code): (214) 583-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $1 par value	J	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 26, 2023, Jacobs Solutions Inc. (the “Company”) announced that Claudia Jaramillo will succeed Kevin Berryman as Chief Financial Officer, effective August 14, 2023, ensuring an effective transition. As of such date, Mr. Berryman will serve as Special Advisor to the Company’s Chief Executive Officer, Bob Pragada.

Ms. Jaramillo, 50, joined the Company in July 2022 as Executive Vice President, Strategy and Corporate Development. Prior to that, Jaramillo spent more than 20 years at Schlumberger, a global energy company, where she served in multiple executive roles in both operations and corporate finance, most recently as Vice President & Group Treasurer until June 2022.

Ms. Jaramillo participates in the Company’s Leadership Performance Plan (the “Plan”), long-term equity incentive plan, Executive Severance Plan and Executive Deferral Plan in connection with her current role, and will continue to be eligible to participate in such plans as Chief Financial Officer. Any changes in base salary, the incentive target under the Plan and the amount of the annual equity incentive grant will be determined and approved by the Human Resource and Compensation Committee of the Company’s Board of Directors at a future date.

There are no arrangements or understandings between Ms. Jaramillo and any other persons pursuant to which she was appointed as an officer of the Company (other than arrangements or understandings with directors or officers of the Company acting solely in their capacities as such). There are also no family relationships between Ms. Jaramillo and any director or executive officer of the Company, and Ms. Jaramillo is not party to, and does not have, any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jacobs Solutions Inc.

Date: January 26, 2023	By:	/s/ Bob Pragada
Bob Pragada Chief Executive Officer